Exhibit 10.49

THIRD AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT

This Third Amendment to Letter of Credit Facility Agreement (this “Amendment”) is entered into as of November 25, 2020 by and among CAVELLO BAY REINSURANCE LIMITED as Borrower, ENSTAR GROUP LIMITED, KENMARE HOLDINGS LTD., ENSTAR (US ASIA-PAC) HOLDINGS LIMITED and ENSTAR HOLDINGS (US) LLC as Guarantors, the LENDERS party hereto, NATIONAL AUSTRALIA BANK LIMITED, LONDON BRANCH as Administrative Agent, and NATIONAL AUSTRALIA BANK LIMITED as Several L/C Issuing Bank.
RECITALS
A.The Borrowers, the Guarantors, the Lenders, the Administrative Agent and the Several L/C Issuing Bank are parties to that certain Letter of Credit Facility Agreement, dated as of August 5, 2019 (as amended by the First Amendment to Letter of Credit Facility Agreement dated as of December 9, 2019 and the Second Amendment to Letter of Credit Facility Agreement dated as of June 3, 2020, the "Existing Credit Agreement" and further amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have agreed to issue syndicated Letters of Credit through the Several L/C Issuing Bank at the request of the Borrower. Each capitalized term used herein, that is not defined herein, shall have the meaning ascribed thereto in the Credit Agreement.
B.The Credit Parties have notified the Several L/C Issuing Bank, the Administrative Agent and the Lenders of their request to amend the Existing Credit Agreement as set forth below, but otherwise have the Existing Credit Agreement remain in full force and effect.
C.In accordance with Section 10.02(b) of the Existing Credit Agreement, the Credit Parties, the Several L/C Issuing Bank, the Administrative Agent and the Required Lenders have agreed to amend the Existing Credit Agreement, in accordance with the terms, and subject to the conditions, set forth herein.
AGREEMENT
The parties to this Amendment, intending to be legally bound, hereby agree as follows:
1.Amendments to Existing Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below:
a.Section 6.01 of the Existing Credit Agreement is amended by moving the word “and” at the end of Section 6.01(l) to the end of Section 6.01(m), replacing the period at the end of Section 6.01(m) with a semicolon, and adding a new Section 6.01(n) to read as set forth below:
(n) to the extent constituting Indebtedness, Investments permitted by Section 6.06(c), provided that such Indebtedness shall, by its terms, be expressly subordinated in right of payment to the Obligations.
b.Section 6.06(c) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as set forth below:
(c) Investments of any Credit Party in any Subsidiary or in another Credit Party and Investments of any Subsidiary in any Credit Party or in another Subsidiary;

2.Representations and Warranties. Each Credit Party hereby represents and warrants, as of the date of this Amendment, that:
a.The representations and warranties in each Credit Document to which it is a party are true and correct in all material respects with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or Material Adverse Effect in the text thereof;
b.The execution and delivery of this Amendment has been duly authorized by all necessary organizational action of such Credit Party; this Amendment has been duly executed and delivered by such Credit Party and is a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and to general principles of equity;
c.The transactions contemplated by this Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any Law applicable to such Credit Party, (c) will not violate or result in a default under any other material Contractual Obligation binding upon such Credit Party or affecting its assets, and (d) will not result in the creation or imposition of any Lien on any asset of such Credit Party; and
d.No Default has occurred and is continuing or would result after giving effect to this Amendment.
3.Ratification and Confirmation of Credit Documents.
a.Except as expressly set forth herein, the execution, delivery and performance of this Amendment shall not alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, guarantees or agreements contained in the Existing Credit Agreement or any other Credit Document, and shall not operate as a waiver of any right, power, or remedy of the Administrative Agent, the Several L/C Issuing Bank or any Lender under the Existing Credit Agreement or any other Credit Document.
b.Each Credit Party hereby acknowledges that it has read this Amendment and consents to the terms hereof, and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, the obligations of such Credit Party under the Credit Documents to which it is a party, including all guarantees thereunder, shall not be impaired or affected and such Credit Documents, including all guarantees thereunder, and all promissory notes and all other instruments, documents and agreements entered into by such Credit Party in connection with such Credit Documents are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.
c.Each Credit Party further agrees that nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Credit Party to any future amendment to the Credit Agreement, except to the extent that the consent of such Credit Party to such amendment is expressly required under the Credit Agreement.
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4.Effectiveness. This Amendment shall become effective on the date first written above only upon satisfaction of the following conditions precedent on or prior to such date unless otherwise waived in writing by the Required Lenders and the Administrative Agent:
a.Amendment. The Administrative Agent shall have acknowledged receipt of a counterpart of this Amendment signed on behalf of each Credit Party and the Required Lenders.
b.Other Fees and Expenses. Each Credit Party shall have paid all reasonable and documented costs and expenses of the Administrative Agent and Several L/C Issuing Bank (including the legal fees and expenses of Ashurst LLP) in connection with the preparation, execution, delivery and administration of this Amendment.
5.Miscellaneous.
a.The Credit Parties acknowledge and agree that the representations and warranties set forth herein are material inducements to the Administrative Agent and the Lenders to deliver this Amendment.
b.This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective permitted successors and assigns.
c.This Amendment is a Credit Document. Henceforth, this Amendment and the Credit Agreement shall be read together as one document and the Existing Credit Agreement shall be modified accordingly. No course of dealing on the part of the Administrative Agent, the Lenders or any of their respective officers, nor any failure or delay in the exercise of any right by the Administrative Agent or the Lenders, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. The failure at any time to require strict performance by the Credit Parties of any provision of the Credit Documents shall not affect any right of the Administrative Agent or the Lenders thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of the Administrative Agent and/or the Lenders, as applicable, pursuant to and in accordance with the Credit Documents, including, without limitation, Section 10.02 of the Credit Agreement. No other person or entity, other than the Administrative Agent and the Lenders, shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third party beneficiary hereunder.
d.This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules. The provisions of Section 10.09 and Section 10.10 of the Credit Agreement apply to this Amendment mutatis mutandis as if they were incorporated herein.
e.If any provision of this Amendment or any of the other Credit Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom, and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been a part thereof.
f.This Amendment may be executed in any number of counterparts, including by electronic or facsimile transmission, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.
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IN WITNESS WHEREOF, the Credit Parties, the Administrative Agent, the Several L/C Issuing Bank and the Required Lenders have caused this Amendment to be executed as of the date first written above.

CAVELLO BAY REINSURANCE LIMITED
as Borrower

By /s/ Duncan Scott
Name: Duncan Scott
Title: Director

ENSTAR GROUP LIMITED
as a Guarantor

By /s/ Guy Bowker
Name: Guy Bowker
Title: CFO

KENMARE HOLDINGS LTD.
as a Guarantor

By /s/ Karen Esdale
Name: Karen Esdale
Title: Director

ENSTAR (US ASIA-PAC) HOLDINGS LIMITED
as a Guarantor

By /s/ Siobhan M. Hextall
Name: Siobhan M. Hextall
Title: Director

ENSTAR HOLDINGS (US) LLC
as a Guarantor

By /s/ Richard Seelinger
Name: Richard Seelinger
Title: President and CEO

Signature Page to Third Amendment

NATIONAL AUSTRALIA BANK LIMITED, LONDON BRANCH (ABN 12 004 044 937),
as Administrative Agent

By /s/ Melisha Hughes
Name: Melisha Hughes
Title: Head of Agency Services, Northern Hemisphere

Signature Page to Third Amendment

NATIONAL AUSTRALIA BANK LIMITED
(ABN 12 004 044 937),
as Several L/C Issuing Bank

By /s/ James Swann
Name: James Swann
Title: Associate Director

Signature Page to Third Amendment

NATIONAL AUSTRALIA BANK LIMITED
(ABN 12 004 044 937),
as a Lender

By /s/ James Swann
Name: James Swann
Title: Associate Director

Signature Page to Third Amendment

THE BANK OF NOVA SCOTIA,
as a Lender

By /s/ Shanshan Yang
Name: Shanshan (Sunny) Yang
Title: Director

Signature Page to Third Amendment

COMMONWEALTH BANK OF AUSTRALIA
(ABN 48 123 123 124),
as a Lender

By /s/ Christo Nicholas
Name: Christo Nicholas
Title: Director

Signature Page to Third Amendment

BMO HARRIS BANK N.A.,
as a Lender

By /s/ Benjamin Mlot
Name: Benjamin Mlot
Title: Director

Signature Page to Third Amendment

COMMERZBANK AG NEW YORK BRANCH,
as a Lender

By /s/ Michael McCarthy
Name: Michael McCarthy
Title: Managing Director

By /s/ Toan B. Chu
Name: Toan B. Chu
Title: Vice President

Signature Page to Third Amendment

ING BANK N.V., LONDON BRANCH,
as a Lender

By /s/ Mike Sharman
Name: Mike Sharman
Title: Managing Director

By /s/ Mariette Groen
Name: Mariette Groen
Title: Director

Signature Page to Third Amendment

LANDESBANK BADEN-WÜRTTEMBERG, NEW YORK BRANCH,
as a Lender

By /s/ Leonard J. Crann
Name: Leonard J. Crann
Title: General Manager

By /s/ Alexander Joerg
Name: Alexander Joerg
Title: Managing Director

Signature Page to Third Amendment